THIRD QUARTER 2013 ASSOCIATED BANC-CORP INVESTOR PRESENTATION Exhibit 99.1

FORWARD-LOOKING STATEMENTS

Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the company’s most recent Form 10-K and subsequent
SEC filings. Such factors are incorporated herein by reference.

PROUDLY SERVING COMMUNITIES OVER 150 YEARS ASSOCIATED BANC-CORP

>$1bn deposits[1]
>$500mm deposits[1]
MINNESOTA 1999
WISCONSIN 1861
MICHIGAN 2012
IOWA
ILLINOIS 1987
INDIANA 2011
OHIO 2011
MISSOURI 2006

OUR FOOTPRINT AND FRANCHISE
• Top 50, publicly traded,
U.S. bank holding
company
• $24 billion in assets;
largest bank
headquartered in
Wisconsin
• 239 branches serving
approximately one
million customers
About Associated
ASBC
Deposits¹ ($
in billions)
ASBC
Branches¹
WI $11.5 170
IL $4.0 44
MN $1.6 25
Total $17.1 239
1 FDIC market share data 6/30/13 2

ATTRACTIVE MIDWEST MARKETS

•
Population:
Over 60 mm people live in our footprint (~ 20% of USA)

.
•
GDP Metrics:
$2.9 trillion in 2012 (18.4% of US GDP).  4% growth from
2011 is consistent with the national average.

•
Employment Data:
Five states in our footprint have lower unemployment
rates than the national average of 7.4%. Total jobs in footprint grew 371 thousand YoY.

•
Manufacturing Concentrated:
Top 3 states (Indiana, Wisconsin, and
Iowa) for concentration of manufacturing jobs and two other states in the top 10.
4
•
Manufacturing Growth:
Midwest Manufacturing output is up 6.9% CAGR
from 2011 vs. national index increase of 3.1% CAGR
5
.
•
Favorable Credit:
Five of the top ten cities with the best credit ratings are
in footprint.
6
1
US Census Bureau 2012 ; ²
US Department of Commerce; 3 U.S. BLS, State: Jul 2013 ; 4 March 2012 Brookings Paper ;
5 FRB Chicago Midwest Manufacturing Index, Jul 2013. Jul 2012, Jul 2011; 6 Experian State of Credit Survey 2012;

ASSOCIATED AT ITS CORE

Community
bank values,
flexibility,
decision-
making,
attention to
relationships
and service
Big bank
products,
strength,
lending limits,
efficiency,
innovation,
depth of
expertise

SECOND QUARTER HIGHLIGHTS AND OUTLOOK

• Net income of $47 mm
• Average loans of $15.7 bn, up
2% QoQ
• Net interest income  of $160
mm, up 2% QoQ
• CET1 ratio of 11.5%
• Repurchased $30 mm of stock
• ROCET1 of 9.9%, compared to
9.3% for Q2 2012
Second Quarter 2013 Highlights:
Outlook – Growing the
Franchise & Creating Long-
Term Shareholder Value
• Continued focus on organic
growth opportunities
• Defending NIM compression in
low-rate environment
• Strong focus on efficiency &
expense management
• Disciplined focus on deploying
capital to drive long-term
shareholder value

RESHAPING & REBUILDING THE LOAN
PORTFOLIO
1

1 Based on Average Balances, $ in Billions
Installment
Home Equity
Residential
Mortgage &
HE 1
st
Liens
Construction
CRE
Investor
Commercial
&
Business
Lending
$16.3
$14.6
$12.6
$14.0
$15.1
$15.7
• Portfolio peaked at
$16.3 b in 4Q 2008
• Goal:  A balanced
portfolio between
Commercial & Business,
Commercial Real
Estate, and Retail
• Reduced Construction
exposure by ~ 70% from
2008
• Home Equity run off as
more consumers
refinance into fixed rate
mortgages
35% 33% 32% 33% 36% 37%
19%
19%
24%
31%
30%
29%
14%
18%
19%
18%
19%
19%
14%
11%
6%
4%
4%
5%
13%
13%
13%
10%
8%
7%
5%
6%
6%
4%
3%
3%

$16.0
$15.0
$14.0
$13.0
$12.0
$14.6
$14.9
$15.1
$15.4
$15.7
+8% YoY
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

$130
$108
$90
$60
$39
($12)
($135)

Installment
3%
CRE Investor
19%
Home Equity
13%
Construction
5%
Res Mtg
23%
Commercial
& Business
Lending
37%

LOAN PORTFOLIO GROWTH AND COMPOSITION

Average Loans of $15.7 billion for Second Quarter 2013
2Q 2013 Average Net Loan Growth of $280 million
Loan Mix – 2Q 2013 (Average)
($ balances in millions)
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
Average Quarterly Loans ($ in billions)
+2% QoQ
Peak Loans (4Q 2008) $16.3 billion

315
291
270
239
-24%
2Q 2007
2Q 2009
2Q 2011
2Q 2013

Associated Bank

$15.0
$16.6
$16.1
$17.6
+17%
$5.2
$1.8
2Q 2007
2Q 2009
2Q 2011
2Q 2013

BRANCH STRATEGY

Refine Footprint
• Footprint Project – 60%
complete.  Began in 2011.
Rationalize Footprint
• Consolidated 24% of
branches since 2007.
Reinvigorate Model
Deposit Automation ATM
Transaction Express
Financial Outlet
Video Teller
Lower Cost Branch Concepts
• Leverage technology solutions for service.
Deposits & Customer Funding
($ in billions)
Non-maturity deposits Time Deposits
Retain Relationships
• Grow deposits

Associated Bank
Accounts
Checking
$1,234.56
My Savings
$5,287.30
Loan
-$11,008.81
My Mortgage Account
-$209,598.24
Pay Bills and eBills
Pay People

Associated Bank
Deposits
Deposit Info
Amount
Check Front
Check Back
Select Account
$
Take Photo
Take Photo

10:41 AM
Accounts
Transfers
Payments
Deposits
More
Associated Bank
Accounts
Account
Balance
Checking 1234
$1,234.56
My Savings 2345
$5,287.03
Loan 3456
-$11,008.81
Mortgage 4567
-$200,588.24

11:35 AM
44%
Associated Bank
Sign Out
Search Results
Map View
List View
Goodrich
Longwood
Wisconsin Rapids
Accounts
Transfers
Payments
Deposits
More

New Features:
• Associated SnapDeposit™
(Picture of Checks)
• Popmoney (Person to
Person Transfers)
• View/Pay eBills
• New Alerts
• Enhanced Security
ENHANCING MOBILE BANKING OFFERINGS

• New iPad App
(Sept 2013)
• Enhanced
Smartphone
Apps (Sept 2013)

$309
$317
$318
1H 2012
2H 2012
1H 2013

$154
$159
$166
1H 2012
2H 2012
1H 2013

$336
$346
$337
1H 2012
2H 2012
1H 2013

69.3 %
70.7 %
67.9 %
1H 2012
2H 2012
1H 2013

COMMITTED TO EFFICIENCY IMPROVEMENTS

Efficiency Ratio¹
Trend
1 – Efficiency ratio = Noninterest expense, excluding amortization of intangibles, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset gains, net.  This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this and other non-GAAP items.
2 – Peer Average = based on ASBC’s peer group and sourced from SNL.
64.5%
Peer Average²
Net Interest Income Trend
Noninterest Income Trend
Noninterest Expense Trend
Opportunity

PURSUING EFFICIENCY GAINS

Project Pathway Benefits:
Customer
Relationship
Reporting &
Analytics
Workflow
Management
Time to
Market
Audit Trail
Data Quality Automation
Compliance
Enforcement
Colleague
Engagement
Green Bay
Chicago
Real Estate Initiatives:
• Actions to optimize our real estate
holdings and capacity
• 2013 – Consolidated Corporate offices in
Green Bay (6 buildings) and Chicago (3
buildings)
Back Office Initiatives:
• Implementing technology solutions in
labor intensive processes
• 2013 - Commercial loan system with
end to end processing

3.80%
3.73%
3.70%
3.52%
3.47%
-33 bps
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

0.65%
0.62%
0.51%
0.45%
0.41%
-24 bps
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

3.30%
3.26%
3.32%
3.17%
3.16%
$161
$160
$158
$156
$154
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013
Net Interest Income
Net Interest Margin

GROWING NET INTEREST INCOME WHILE MARGIN COMPRESSES 12 Yield on Interest-earning Assets Cost of Interest-bearing Liabilities Net Interest Income & Net Interest Margin ($ in millions)

CAPITAL MANAGEMENT PRIORITIES

Funding Organic
Growth
Paying a
Competitive
Dividend
Non-organic
Growth
Opportunities
Share Buybacks
and Redemptions
Priority
Highest
Lowest
2012 2013
• Fund Loan Growth and other Capital Investments
• Announced $125 mm
share repurchase program
(November 2012)
• Repurchased $30 mm in
Q4 2012
• Repurchased $90 mm YTD
• Announced additional $120
mm share repurchase
program (July 2013)
• Announced authorization to
repurchase $10 mm
preferred shares (July 2013)
• Increased quarterly
dividend to $0.08/share in
Q4 2012 (60% increase
from $0.05/ share)
• Paid $0.08 /share in Q1
and Q2
• ~ 2% Dividend Yield
• ~ 30% Cash Payout on
EPS
• Cost Take-out Provides Greater Value
• Maintain Discipline in Pricing of any Transaction

CAPITAL DEPLOYMENT OPPORTUNITIES

Basel I ASBC
2Q = 11.5% 2Q = 11.0%
8% - 9.5%
Basel III ASBC
3
Basel III
2 Systematically Important Financial Institutions
1 Regional and Community Banks
= 7%
+1 - 2.5%
Organic Asset
Growth
Non Organic
Cash Acquisition
Repurchase /
Special Dividend
Capacity
3 In July 2013, the Federal Reserve and the OCC published final rules (the “Basel III Capital Rules”) establishing a new comprehensive capital framework for U.S. banking organizations. 11.0% is 2Q estimate of Basel III capital ratio.
Potential
Excess Capital
1.5 – 3%
Capital
Deployment
Options
2
1

2013 SECOND HALF OUTLOOK

Loan Trends
• Quarterly loan growth of 1 – 2%.
• Continued disciplined loan
pricing
Deposit Trends
Fee Income
Expenses
NIM
Growing the Franchise & Creating Long-Term Shareholder Value
Footprint
Credit
Capital
• Continued disciplined deposit
pricing
• Sustained focus on treasury
management solutions to drive
growth in commercial deposits
• Continued compression over
the second half of the year
• Modest improvement in core fee-
based revenues with lower net
mortgage banking revenues
• Flat year-over-year
• Reduced regulatory costs offset by
continued franchise investments
• Continuing to invest in our
branches while optimizing our
network
• Complete Green Bay and Chicago
corporate office consolidations
• Modest improvement in credit
trends
• Provision expense to increase
based on quarterly loan growth
• Disciplined focus on
deploying capital to drive
long-term shareholder value
• $26 million of 9.25% sub-debt
called for redemption in
October

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
$41
$74
$83
$90
$93
4.9%
8.4%
9.3%
9.7%
10.0%
1H 2011
2H 2011
1H 2012
2H 2012
1H 2013

WHY ASSOCIATED

• Committed to Efficiency Ratio Improvement
• Strong Capital Profile & Opportunities for
Capital Deployment
• Leading Midwest Bank Operating in
Attractive Markets
• Core Organic Growth Opportunity
• Disciplined Loan and Deposit Pricing
• Improving Credit Quality
• Improving Earnings Profile
Net Income
Available to
Common
($ in millions)
Return on
Common Equity
Tier 1
Reasons to Invest
Net Income Available to Common & ROCET1¹
Management Team Focused on Creating
Long-Term Shareholder Value
1 – Return on Common Equity Tier 1 (ROCET1) = Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. This is a non-GAAP financial measure. Please refer to the appendix for a definition of this and other non-GAAP items.

OUR VISION

ASSOCIATED
will be the most
admired Midwestern financial
services company, distinguished by
sound, value-added financial
solutions with personal service for
our customers, built upon a strong
commitment to our colleagues and
the communities we serve, resulting
in exceptional value for our
shareholders.

APPENDIX 18

$410
$404
$361
$344
$310
1.62%
1.38%
1.23%
1.12%
1.04%
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013
Potential Problem Loans
NPA / Assets

$318
$278
$253
$225
$217
2.16%
1.86%
1.64%
1.45%
1.38%
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013
Nonaccruals
Nonaccruals / Loans

$24
$18
$21
$14
$14
0.65%
0.47%
0.55%
0.38%
0.35%
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013
Net Charge Offs
NCOs / Avg Loans

104.65%
113.29%
117.61%
127.27%
127.46%
2.26%
2.11%
1.93%
1.84%
1.76%
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013
ALLL/ Nonaccruals
ALLL/ Total Loans

IMPROVEMENT IN CREDIT QUALITY INDICATORS ($ IN MILLIONS) 19

INVESTMENT SECURITIES PORTFOLIO

Type Mkt Value
(000’s)
%of Total
0% RWA $   468,264 9%
20% RWA 4,349,847 88%
50% RWA 25,585 1%
=>100% RWA 72,075 1%
Not subject to RW 10,046 1%
TOTAL $4,925,817 100%
Risk – Weighted Profile – June 30, 2013
Investment Portfolio – June 30, 2013
Credit Rating
($ in thousands)
Mkt Value % of Total
Govt & Agency
$       4,037,284 82.0%
AAA 68,692 1.4%
AA 559,555 11.4%
A 249,565 5.1%
BAA1, BAA2 &
BAA3
--- 0.0%
BA1 & Lower 2,534 0.1%
Non-rated 8,186 0.2%
Total $4,925,817 100.0%
Portfolio Composition Ratings – June 30, 2013
Market Value Composition – June 30, 2013
Type Bk Value
(000’s)
Mkt Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt &
Agencies
$     1,002 $     1,004 0.30 1.13
MBS
2,536,056 2,533,037 2.74 3.84
CMOs
1,068,119 1,075,432 2.57 2.45
Agency CMBS
446,807 431,252 1.89 3.95
Municipals
777,482 801,731 5.23 4.84
Corporates
84,095 83,316 1.59 1.07
Other
18 45 --- ---
TOTAL HTM &
AFS
$4,913,579 $4,925,817 3.01 3.65
Risk – weighted profile estimated as of July 12, 2013
CMOs
22%
MBS
51%
Municipals
16%
Agency CMBS
9%
Corporates
2%
All Other
97%

Rental and Leasing Services 3%
Transportation and Warehousing 2%
Professional, Scienti fic, and Technical Services 4%
Health Care and Social Assistance 5%
Oil & Gas 6%
Manufacturing 20%
Retail Trade 6%
Other 17%
Power & Utilities 8%
Real Estate 8%
Finance & Insurance 11%
Wholesale Trade 10%

Hotel / Motel 4%
Other 5%
Industrial 7%
Multi-Family 25%
Retail 17%
Office / Mixed Use 21%
Construction 21%

COMMERCIAL LOANS BY INDUSTRY AS OF JUNE 30, 2013 21 CB&L Loans by Industry ¹ 1 Based on NAICS codes ($6.0 billion) CRE Loans by Industry ($3.8 billion)

North Carolina
4%
Other
13%
Texas
5%
New York
5%
In-Footprint1
4%
Minnesota
13%
Illinois
18%
Wisconsin
38%

Other
8%
In Footprint1
15%
Minnesota
14%
Illinois
23%
Wisconsin
40%

COMMERCIAL LOAN PORTFOLIOS BY
GEOGRAPHY
AS OF JUNE 30, 2013

Commercial & Business Loans by State CRE Loans by State
($6.0 billion) ($3.8 billion)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa

In-Footprint[1]
3%
Other
3%
Minnesota
11%
Wisconsin
54%
Illinois
29%

Other
2%
Minnesota
12%
Illinois
19%
Wisconsin
67%

CONSUMER LOAN PORTFOLIOS BY
GEOGRAPHY
AS OF JUNE 30, 2013

Residential Mortgage Loans by State Home Equity Loans by State
Approximately half of home equity
portfolio is in first-lien position
($3.5 billion) ($2.0 billion)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa

Brokerage & Annuity 4%
BOLI 4%
Other 3%
Capital Market 5%
Mortgage Banking 22%
Insurance 13%
Svc Chg on Deposits 21%
Trust Service Fees 13%
Card & Other Non Deposit 15%

Legal & Professional 3%
FDIC 3%
Equipment 4%
Data Processing 7%
Occupancy 9%
Personnel 59%
All other 15%

NON INTEREST INCOME AND EXPENSE COMPOSITION 1 ST HALF 2013 24 Noninterest Income by Category Noninterest Expense by Category ($166 million) ($337 million)

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS

1H 2013 1H 2012 2Q 2013 1Q 2013 4Q 2012 3Q 2012 2Q 2012
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 69.64% 72.57% 69.54% 69.74% 73.71% 72.81% 72.30%
Taxable equivalent adjustment (1.43) (1.62) (1.39) (1.46) (1.57) (1.61) (1.62)
Asset gain (losses), net 0.12 (1.26) (0.01) 0.24 (0.06) (0.98) (1.47)
Other intangible amortization (0.42) (0.44) (0.41) (0.42) (0.43) (0.43) (0.44)
Efficiency ratio, fully taxable equivalent (1) 67.91% 69.25% 67.73% 68.10% 71.65% 69.79% 68.77%
(1) Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net.  Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net.  This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities.  Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
Definition of Common Equity Tier 1:
Common Equity Tier 1 (CET1), a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. Common Equity Tier 1 is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.